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                        UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                     ________________________

                           FORM 8-K

                         CURRENT REPORT
  PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934
                     ________________________
Date of Report (Date of earliest event reported) March 17,2008


               ASIA AUTOMOTIVE ACQUISITION CORPPORATION
       (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE            333-127755          20-3022522

(State or other     (Commission File    (I.R.S. Employer
jurisdiction of     Number)             Identification
Incorporation or                        Number)
organization)


 199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
       (Address of principal executive offices)

                    (248) 593-8330
    (Registrant's telephone number, including area code)

                  ________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Announcement of Material Event

Asia Automotive Acquisition Corporation (the "Company") will change its record date to March 24, 2008 from February 29, 2008 for stockholders entitled to notice and to vote at the Special Meeting of Shareholders. The Company will file the change in record date as part of its proxy statement/ prospectus to be filed pursuant to Rule 424(b).



Date: March 17, 2008


ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
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William R. Herren
Chairman


By: /s/ Rudy Wilson
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Rudy Wilson
Chief Executive Officer